SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2002

MAPICS, INC.
(Exact name of registrant as specified in its charter)

Georgia	000-18674	04-2711580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Windward Concourse Parkway
Alpharetta, Georgia 30005
(Address of Principal Executive Offices)

678-319-8000
(Registrant’s telephone number, including area code)

Item 9.    Regulation FD Disclosure

On August 28, 2002, in connection with the filing by MAPICS, Inc. (the “Company”) of amended Quarterly Reports on Form 10-Q/A for the fiscal quarters ended December 31, 2001 and March 31, 2002, the Company delivered to the Securities and Exchange Commission, as attachments to the transmittal letters relating to the two reports, certifications by Richard C. Cook, the Company’s Chief Executive Officer, and Michael J. Casey, the Company’s Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The texts of the four certifications are as follows:

CERTIFICATION

Statement of Richard C. Cook, Chief Executive Officer of MAPICS, Inc.
Pursuant to 18 U.S.C. Section 1350,
As adopted Pursuant to
§ 906 of the Sarbanes-Oxley Act of 2002

In connection with the Amended Quarterly Report of MAPICS, Inc. (the “Company”) on Form 10-Q/A for the period ended December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard C. Cook, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RICHARD C. COOK
Richard C. Cook Chief Executive Officer

August 28, 2002

CERTIFICATION

Statement of Michael J. Casey, Chief Financial Officer of MAPICS, Inc.
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
§ 906 of the Sarbanes-Oxley Act of 2002

In connection with the Amended Quarterly Report of MAPICS, Inc. (the “Company”) on Form 10-Q/A for the period ended December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Casey, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MICHAEL J. CASEY
Michael J. Casey Chief Financial Officer

August 28, 2002

CERTIFICATION

Statement of Richard C. Cook, Chief Executive Officer of MAPICS, Inc.
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
§ 906 of the Sarbanes-Oxley Act of 2002

In connection with the Amended Quarterly Report of MAPICS, Inc. (the “Company”) on Form 10-Q/A for the period ended March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard C. Cook, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RICHARD C. COOK
Richard C. Cook Chief Executive Officer

August 28, 2002

CERTIFICATION

Statement of Michael J. Casey, Chief Financial Officer of MAPICS, Inc.
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
§ 906 of the Sarbanes-Oxley Act of 2002

In connection with the Amended Quarterly Report of MAPICS, Inc. (the “Company”) on Form 10-Q/A for the period ended March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Casey, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MICHAEL J. CASEY
Michael J. Casey Chief Financial Officer

August 28, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAPICS, INC. (Registrant)

By:	/s/ MARTIN D. AVALLONE
Martin D. Avallone Vice President, General Counsel and Secretary

Date:  August 28, 2002

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